Schedule of Investments PIMCO High Income Fund	March 31, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 110.2% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 23.1%
AI Silk Midco Ltd. TBD% due 02/24/2031	EUR	1,200	$1,261
Air Canada 7.833% (TSFR03M + 2.500%) due 03/14/2031 ~		$400	401
Amsurg 14.248% due 07/20/2026 «~		10,948	10,948
AP Core Holdings LLC 10.945% due 09/01/2027		8,235	8,082
Cengage Learning, Inc. TBD% due 03/22/2031		2,500	2,500
Cohesity
TBD% due 03/08/2031 «µ		909	909
TBD% due 03/08/2031 «		8,600	8,600
Diamond Sports Group LLC TBD% due 05/25/2026		6,176	5,944
Forward Air Corp. 9.827% (TSFR1M + 4.500%) due 12/19/2030 ~		400	395
Gateway Casinos & Entertainment Ltd.
13.413% (CDOR03 + 8.000%) due 10/18/2027 ~	CAD	1,591	1,177
13.469% due 10/15/2027		$7,291	7,310
iHeartCommunications, Inc. 8.695% due 05/01/2026		490	428
Lealand Finance Co. BV 8.442% (TSFR1M + 3.000%) due 06/28/2024 ~		105	58
Lealand Finance Co. BV (6.441% Cash and 3.000% PIK) 9.441% due 06/30/2025 (c)		533	221
Lifepoint Health, Inc. 11.087% due 11/16/2028		1,900	1,907
Market Bidco Ltd. 10.044% due 11/04/2027	GBP	11,739	14,823
MPH Acquisition Holdings LLC 9.855% due 09/01/2028		$7,527	7,292
Oi SA
1.750% (LIBOR03M + 1.750%) due 02/26/2035 «~		3,485	61
12.500% due 09/07/2024		9,023	8,977
Poseidon Bidco SASU 8.902% (EUR003M + 5.000%) due 03/13/2030 ~	EUR	3,000	3,187
Promotora de Informaciones SA 9.123% (EUR003M + 5.220%) due 12/31/2026 ~		11,663	12,436
Promotora de Informaciones SA (6.873% Cash and 5.000% PIK) 11.873% (EUR003M + 2.970%) due 06/30/2027 ~(c)		782	802
Proofpoint, Inc. TBD% due 08/31/2028		$300	300
PUG LLC 10.075% (TSFR03M + 4.750%) due 03/15/2030 ~		3,600	3,610
Red Rock Resorts TBD% due 03/14/2031		1,900	1,900
Rising Tide Holdings, Inc. 14.329% (TSFR1M + 9.000%) due 06/01/2026 «~		187	181
Steenbok Lux Finco 2 SARL 1TBD% due 06/30/2026	EUR	23,829	9,838
Syniverse Holdings, Inc. 12.302% (TSFR03M + 7.000%) due 05/13/2027 ~		$19,540	18,705
Telemar Norte Leste SA
1.750% due 02/26/2035 «		8,442	148
1.750% (LIBOR06M + 1.750%) due 02/26/2035 «~		10,818	190
U.S. Renal Care, Inc. 10.442% (TSFR1M + 5.000%) due 06/20/2028 ~		21,439	18,687
Veritas U.S., Inc. 10.445% due 09/01/2025		5,331	4,947
Wesco Aircraft Holdings, Inc. TBD% due 05/01/2024 «		6,727	7,200
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		3,355	2,181

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

Windstream Services LLC 11.680% due 09/21/2027		2,612	2,558

Total Loan Participations and Assignments (Cost $177,656)			168,164

CORPORATE BONDS & NOTES 38.5%
BANKING & FINANCE 11.3%
Agps Bondco PLC
4.625% due 01/14/2026	EUR	4,500	1,901
5.000% due 04/27/2027		2,700	1,129
5.500% due 11/13/2026		700	294
Armor Holdco, Inc. 8.500% due 11/15/2029 (k)		$1,900	1,796
Atlantic Marine Corps Communities LLC 5.383% due 02/15/2048 (k)		4,099	3,201
Banca Monte dei Paschi di Siena SpA
7.708% due 01/18/2028 •	EUR	1,700	1,924
8.000% due 01/22/2030 •		2,230	2,438
8.500% due 09/10/2030 •		2,000	2,226
10.500% due 07/23/2029		2,067	2,632
Banco Bilbao Vizcaya Argentaria SA 6.033% due 03/13/2035 •		$800	812
Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	1,000	266
Banco do Brasil SA 6.000% due 03/18/2031		$400	402
Barclays PLC
6.224% due 05/09/2034 •(k)		1,320	1,362
6.692% due 09/13/2034 •		700	746
7.437% due 11/02/2033 •(k)		2,112	2,348
BOI Finance BV 7.500% due 02/16/2027 (k)	EUR	3,300	3,376
BPCE SA 7.003% due 10/19/2034 •(k)		$2,500	2,723
CaixaBank SA 6.840% due 09/13/2034 •(k)		500	535
Cape Lookout Re Ltd. 13.362% (T-BILL 1MO + 8.000%) due 04/05/2027 «~		900	902
Claveau Re Ltd. 22.612% (T-BILL 3MO + 17.250%) due 07/08/2028 ~		997	623
Cosaint Re Pte. Ltd. 15.202% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		1,000	998
Credit Suisse AG AT1 Claim		600 537,548	69 16,974
East Lane Re Ltd. 14.612% (T-BILL 3MO + 9.250%) due 03/31/2026 ~		250	251
Fairfax Financial Holdings Ltd. 6.350% due 03/22/2054		1,300	1,327
Ford Motor Credit Co. LLC
5.800% due 03/08/2029		1,000	1,004
6.125% due 03/08/2034 (k)		1,900	1,911
GSPA Monetization Trust 6.422% due 10/09/2029		3,793	3,648
Hestia Re Ltd. 14.732% (T-BILL 1MO + 9.370%) due 04/22/2025 ~		939	928
Hudson Pacific Properties LP 5.950% due 02/15/2028		100	92
Integrity Re Ltd.
22.362% (T-BILL 1MO + 17.000%) due 06/06/2026 ~		450	450
28.362% (T-BILL 1MO + 23.000%) due 06/06/2026 ~		450	450
Intesa Sanpaolo SpA
6.625% due 06/20/2033 (k)		3,600	3,739
7.200% due 11/28/2033 (k)		2,400	2,587
Kennedy Wilson Europe Real Estate Ltd. 3.250% due 11/12/2025	EUR	500	508
Lazard Group LLC 6.000% due 03/15/2031		$300	303
Lloyds Banking Group PLC 5.679% due 01/05/2035 •(k)		700	705
Long Walk Reinsurance Ltd. 15.112% (T-BILL 3MO + 9.750%) due 01/30/2031 ~		800	810
Panther Escrow Issuer LLC 7.125% due 06/01/2031 (b)		2,100	2,137
Radian Group, Inc. 6.200% due 05/15/2029		1,600	1,625
Sanders Re Ltd. 17.122% (T-BILL 3MO + 11.760%) due 04/09/2029 ~		1,545	1,388
Societe Generale SA 6.691% due 01/10/2034 •(k)		1,200	1,259
SVB Financial Group
1.800% due 02/02/2031 ^(d)		1,375	859
2.100% due 05/15/2028 ^(d)		200	128
3.125% due 06/05/2030 ^(d)		200	129
3.500% due 01/29/2025 ^(d)		100	64
4.345% due 04/29/2028 ^(d)		600	381

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

4.570% due 04/29/2033 ^(d)		1,800	1,142
Trust Fibra Uno 7.375% due 02/13/2034 (k)		700	699
Uniti Group LP
4.750% due 04/15/2028 (k)		2,800	2,447
6.000% due 01/15/2030 (k)		8,363	6,244
6.500% due 02/15/2029 (k)		3,100	2,405
Ursa Re Ltd. 14.612% (T-BILL 3MO + 9.250%) due 12/07/2026 ~		1,000	1,013
VICI Properties LP 3.875% due 02/15/2029 (k)		6,900	6,356
Voyager Aviation Holdings LLC 8.500% due 05/09/2026 ^«(d)		4,153	726
Winston RE Ltd. 17.112% (T-BILL 3MO + 11.750%) due 02/26/2031 ~		700	695
Yosemite Re Ltd. 15.340% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		840	870

			81,983

INDUSTRIALS 24.1%
Altice France Holding SA
8.000% due 05/15/2027	EUR	4,000	1,444
10.500% due 05/15/2027		$3,300	1,238
American Airlines Pass-Through Trust
3.375% due 11/01/2028 (k)		1,266	1,197
3.700% due 04/01/2028 (k)		898	862
BAT Capital Corp. 6.343% due 08/02/2030 (k)		800	834
Beazer Homes USA, Inc. 7.500% due 03/15/2031		700	708
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (c)		1,687	1,626
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (c)		7,015	6,731
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)		7,532	7,442
CGG SA
7.750% due 04/01/2027	EUR	1,400	1,386
8.750% due 04/01/2027 (k)		$7,789	7,065
Delek Logistics Partners LP 8.625% due 03/15/2029		900	920
Directv Financing LLC 5.875% due 08/15/2027 (k)		1,600	1,515
DISH DBS Corp.
5.250% due 12/01/2026		4,800	3,789
5.750% due 12/01/2028		7,850	5,410
Ecopetrol SA 8.375% due 01/19/2036		260	263
Exela Intermediate LLC (11.500% PIK) 11.500% due 04/15/2026 (c)		109	18
Ford Motor Co. 7.700% due 05/15/2097 (k)		10,245	11,059
General Shopping Investments Ltd. 17.402% due 09/20/2024 (h)		2,500	113
GN Bondco LLC 9.500% due 10/15/2031 (k)		5,000	4,996
HCA, Inc. 7.500% due 11/15/2095 (k)		3,262	3,622
Incora 1.000% due 11/15/2026 ^(d)		162	147
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)		16,312	15,196
Inter Media & Communication SpA 6.750% due 02/09/2027 (k)	EUR	3,300	3,502
Legacy LifePoint Health LLC 4.375% due 02/15/2027		$400	382
LifePoint Health, Inc.
9.875% due 08/15/2030 (k)		1,100	1,152
11.000% due 10/15/2030 (k)		4,900	5,243
Market Bidco Finco PLC 4.750% due 11/04/2027	EUR	900	916
Medline Borrower LP 6.250% due 04/01/2029		$1,000	1,006
New Albertsons LP 6.570% due 02/23/2028		4,021	3,840
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029		1,200	941
11.750% due 10/15/2028 (k)		500	542
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (k)		8,700	8,130
Odebrecht Oil & Gas Finance Ltd. 0.000% due 04/29/2024 (g)(h)		3,371	185
Petroleos Mexicanos
6.700% due 02/16/2032		1,663	1,384
6.750% due 09/21/2047 (k)		1,098	731

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

6.840% due 01/23/2030		1,100	971
8.750% due 06/02/2029 (k)		1,257	1,227
Prime Healthcare Services, Inc. 7.250% due 11/01/2025 (k)		1,604	1,597
Station Casinos LLC 6.625% due 03/15/2032		1,000	1,011
Surgery Center Holdings, Inc. 7.250% due 04/15/2032 (b)		600	605
Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		2,024	1,801
5.750% due 09/30/2039		6,630	6,626
TransDigm, Inc. 6.375% due 03/01/2029		1,500	1,507
U.S. Renal Care, Inc. 10.625% due 06/28/2028		1,001	878
USA Compression Partners LP 7.125% due 03/15/2029		400	405
Valaris Ltd. 8.375% due 04/30/2030 (k)		968	999
Vale SA 1.378% due 12/29/2049 ~(h)	BRL	120,000	7,760
Venture Global LNG, Inc.
9.500% due 02/01/2029		$2,909	3,137
9.875% due 02/01/2032		3,100	3,343
Veritas U.S., Inc. 7.500% due 09/01/2025 (k)		4,280	3,928
Vital Energy, Inc. 7.875% due 04/15/2032		500	508
Wesco Aircraft Holdings, Inc. 10.500% due 11/15/2026 ^(d)		662	602
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(c)(d)		27,010	24,579
Windstream Escrow LLC 7.750% due 08/15/2028 (k)		9,423	8,730

			175,749

UTILITIES 3.1%
FORESEA Holding SA
7.500% due 06/15/2030		1,244	1,171
7.500% due 06/15/2030 (k)		1,756	1,652
Mountain States Telephone & Telegraph Co. 7.375% due 05/01/2030		5,130	2,432
NGD Holdings BV 6.750% due 12/31/2026		747	519
Oi SA 10.000% due 07/27/2025 ^(d)		20,600	361
Pacific Gas & Electric Co.
4.000% due 12/01/2046 (k)		600	450
4.450% due 04/15/2042 (k)		1,203	987
4.750% due 02/15/2044 (k)		5,076	4,288
PacifiCorp 5.800% due 01/15/2055 (k)		700	691
Peru LNG SRL 5.375% due 03/22/2030 (k)		8,700	7,580
Raizen Fuels Finance SA 6.450% due 03/05/2034		300	308
Vistra Operations Co. LLC 6.950% due 10/15/2033 (k)		1,800	1,923

			22,362

Total Corporate Bonds & Notes (Cost $311,384)			280,094

CONVERTIBLE BONDS & NOTES 0.4%
INDUSTRIALS 0.4%
DISH Network Corp. 3.375% due 08/15/2026		5,100	3,200

Total Convertible Bonds & Notes (Cost $5,100)			3,200

MUNICIPAL BONDS & NOTES 5.3%
DISTRICT OF COLUMBIA 1.5%
District of Columbia Revenue Bonds, Series 2011 7.625% due 10/01/2035		9,740	10,773

MICHIGAN 0.3%
Detroit, Michigan General Obligation Bonds, Series 2014 4.000% due 04/01/2044		2,300	1,824

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

PUERTO RICO 1.6%
Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,527	884
0.000% due 11/01/2051	21,761	10,797

		11,681

TEXAS 1.1%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013 7.250% due 08/15/2043	7,390	8,225

WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	66,200	6,138

Total Municipal Bonds & Notes (Cost $36,185)		38,641

U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
0.665% due 07/25/2050 •(a)(k)	3,059	317
3.500% due 09/25/2027 (a)	51	2
4.000% due 06/25/2050 (a)(k)	1,909	365
10.000% due 01/25/2034 •(k)	121	126
Freddie Mac
0.665% due 06/25/2050 •(a)(k)	3,304	361
0.667% due 07/15/2035 •(a)	406	24
0.767% due 02/15/2042 •(a)	607	32
1.707% due 08/15/2036 •(a)	227	27
2.134% due 05/15/2033 •	20	18
5.000% due 06/15/2033 ~(a)	471	55
6.155% due 11/25/2055 «~	13,040	8,097
14.635% due 10/25/2027 •	4,291	4,589
Ginnie Mae
3.500% due 06/20/2042 (a)	34	5
3.500% due 03/20/2043 (a)(k)	448	81
4.500% due 07/20/2042 (a)	74	9
5.000% due 09/20/2042 (a)	131	17
Uniform Mortgage-Backed Security, TBA 3.000% due 04/01/2054	100	86

Total U.S. Government Agencies (Cost $16,083)		14,211

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.7%
Adjustable Rate Mortgage Trust 5.784% due 05/25/2036 •	3,036	1,248
Atrium Hotel Portfolio Trust
7.053% due 06/15/2035 •	2,600	2,557
7.123% due 12/15/2036 •	5,500	5,262
Banc of America Alternative Loan Trust
0.156% due 06/25/2046 •(a)	2,286	111
1.196% due 06/25/2037 •(a)	1,937	158
5.804% due 06/25/2037 •	1,784	1,337
Banc of America Funding Trust
6.000% due 07/25/2037	269	218
6.250% due 10/26/2036	3,948	1,639
Banc of America Mortgage Trust 4.891% due 02/25/2036 ~	5	4
BCAP LLC Trust
4.527% due 03/26/2037 þ	1,166	1,645
6.000% due 05/26/2037 ~	4,209	1,773
Benchmark Mortgage Trust 3.440% due 08/15/2052 ~	1,500	1,425
Braemar Hotels & Resorts Trust 7.898% due 06/15/2035 •	1,600	1,554
BWAY Mortgage Trust 2.917% due 01/10/2035	4,444	2,623
CALI Mortgage Trust 3.957% due 03/10/2039	3,600	3,220
CD Mortgage Trust 5.688% due 10/15/2048	122	112
Chase Mortgage Finance Trust
4.365% due 09/25/2036 ~	35	28
4.897% due 12/25/2035 «~	7	6
Citigroup Commercial Mortgage Trust 5.248% due 12/10/2049 ~	1,699	1,093
Citigroup Mortgage Loan Trust
4.475% due 07/25/2037 ~	57	49
5.073% due 11/25/2035 ~	9,319	5,020
6.500% due 09/25/2036	2,205	1,208
Colony Mortgage Capital Ltd.
7.461% due 11/15/2038 •	1,700	1,586
8.157% due 11/15/2038 •	1,300	1,154

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

Commercial Mortgage Loan Trust 6.369% due 12/10/2049 ~		2,023	82
Countrywide Alternative Loan Trust
0.000% due 04/25/2035 •(a)		1,861	55
4.774% due 02/25/2037 ~		79	68
5.944% due 12/25/2046 •		1,512	1,232
6.000% due 02/25/2037		4,004	1,613
6.250% due 12/25/2036 •		2,118	891
6.500% due 06/25/2036		596	279
Countrywide Home Loan Mortgage Pass-Through Trust
0.000% due 12/25/2036 •(a)		1,652	90
4.172% due 09/20/2036 ~		197	169
4.428% due 09/25/2047 ~		15	13
Credit Suisse First Boston Mortgage Securities Corp. 6.000% due 01/25/2036		1,262	768
Credit Suisse Mortgage Capital Mortgage-Backed Trust
3.431% due 11/10/2032		1,200	1,018
9.794% due 07/15/2032 •		950	851
DBGS Mortgage Trust 7.740% due 10/15/2036 •		2,760	2,119
Eurosail PLC
6.692% due 06/13/2045 •	GBP	3,347	3,346
9.342% due 06/13/2045 •		988	1,009
GS Mortgage Securities Corp. Trust 8.726% due 08/15/2039 •		$1,200	1,207
HarborView Mortgage Loan Trust
4.047% due 08/19/2036 «~		92	78
4.724% due 08/19/2036 «~		1	1
Hilton USA Trust 2.828% due 11/05/2035		900	781
IM Pastor Fondo de Titluzacion Hipotecaria 4.062% due 03/22/2043 •	EUR	2,177	2,048
Jackson Park Trust 3.242% due 10/14/2039 ~		$1,811	1,429
JP Morgan Alternative Loan Trust 4.110% due 03/25/2037 ~		2,540	2,301
JP Morgan Chase Commercial Mortgage Securities Trust
6.972% due 11/15/2035 •		1,300	1,091
7.190% due 03/15/2036 •		1,750	923
7.322% due 11/15/2035 •		600	447
JP Morgan Mortgage Trust
1.176% due 01/25/2037 •(a)		13,211	2,011
3.965% due 07/27/2037 ~		3,905	3,116
Lehman XS Trust 5.884% due 06/25/2047 •		1,243	1,093
Morgan Stanley Bank of America Merrill Lynch Trust 3.708% due 05/15/2046 ~		934	860
Natixis Commercial Mortgage Securities Trust 3.790% due 11/15/2032 ~		3,340	2,837
New Orleans Hotel Trust
6.962% due 04/15/2032 •		1,000	941
9.062% due 04/15/2032 •		1,400	1,290
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.669% due 04/25/2036 ~		2,733	2,315
Nomura Resecuritization Trust 3.757% due 07/26/2035 ~		4,123	3,528
Residential Asset Securitization Trust
5.844% due 01/25/2046 •		165	47
6.250% due 09/25/2037		4,519	1,845
6.500% due 08/25/2036		787	221
SG Commercial Mortgage Securities Trust 2.937% due 03/15/2037		1,400	1,269
Structured Adjustable Rate Mortgage Loan Trust
4.353% due 04/25/2047 ~		264	123
4.776% due 01/25/2036 ~		94	48
Structured Asset Mortgage Investments Trust 5.824% due 07/25/2046 •		4,713	3,571
WaMu Mortgage Pass-Through Certificates Trust 3.312% due 05/25/2037 ~		60	46
Washington Mutual Mortgage Pass-Through Certificates Trust
1.236% due 04/25/2037 •(a)		6,817	987
6.500% due 03/25/2036		4,101	2,894
WSTN Trust
7.690% due 07/05/2037 ~		1,600	1,578
8.455% due 07/05/2037 ~		1,600	1,590
9.835% due 07/05/2037 ~		1,300	1,287

Total Non-Agency Mortgage-Backed Securities (Cost $101,752)			92,436

ASSET-BACKED SECURITIES 7.8%
ACE Securities Corp. Home Equity Loan Trust 5.724% due 07/25/2036 •		1,542	1,238
Avoca CLO DAC 0.000% due 04/15/2034 ~	EUR	2,150	1,458
Belle Haven ABS CDO Ltd. 5.842% due 07/05/2046 •		$185,947	423

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	800	195
0.000% due 01/25/2032 ~		2,200	780
Carlyle U.S. CLO Ltd. 0.000% due 10/15/2031 ~		$4,200	1,353
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		4,000	814
0.000% due 10/22/2031 ~		3,000	524
Cork Street CLO DAC 0.000% due 11/27/2028 ~	EUR	700	125
Countrywide Asset-Backed Certificates Trust 5.849% due 09/25/2046 •		$12,502	9,866
CVC Cordatus Loan Fund DAC 0.000% due 04/15/2032 ~	EUR	2,500	790
Duke Funding Ltd. 9.140% due 08/07/2033 •		$13,523	2,011
First Franklin Mortgage Loan Trust 6.314% due 06/25/2036 •		3,065	2,740
Glacier Funding CDO Ltd. 8.770% due 08/04/2035 •		6,310	664
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	639	0
Jay Park CLO Ltd. 0.000% due 10/20/2027 ~		$7,503	85
Man GLG Euro CLO DAC 0.000% due 10/15/2030 ~	EUR	4,150	923
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		$24	95
0.000% due 04/16/2029 «(g)		7	29
0.000% due 07/16/2029 «(g)		10	104
Merrill Lynch Mortgage Investors Trust 5.764% due 04/25/2037 •		600	296
Morgan Stanley Mortgage Loan Trust
6.465% due 09/25/2046 þ		6,072	2,009
6.965% due 11/25/2036 •		653	225
Pagaya AI Debt Selection Trust 8.491% due 06/16/2031		2,699	2,742
People's Financial Realty Mortgage Securities Trust 5.604% due 09/25/2036 •		19,729	3,775
Renaissance Home Equity Loan Trust
6.998% due 09/25/2037 þ		6,341	2,654
7.238% due 09/25/2037 þ		5,486	2,296
Segovia European CLO DAC 0.000% due 04/15/2035 ~	EUR	1,100	544
Sherwood Funding CDO Ltd. 8.860% due 11/06/2039 •		$31,208	7,032
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		2	425
SMB Private Education Loan Trust 0.000% due 10/15/2048 «(g)		5	1,342
Specialty Underwriting & Residential Finance Trust 6.419% due 06/25/2036 •		8,070	6,337
Truman Capital Mortgage Loan Trust 9.569% due 01/25/2034 •		2,615	2,489
Washington Mutual Asset-Backed Certificates Trust 5.744% due 05/25/2036 •		136	105

Total Asset-Backed Securities (Cost $128,123)			56,488

SOVEREIGN ISSUES 3.4%
Argentina Government International Bond
0.750% due 07/09/2030 þ		9,019	4,562
1.000% due 07/09/2029		163	87
3.500% due 07/09/2041 þ		9,486	3,837
3.625% due 07/09/2035 þ		355	148
3.625% due 07/09/2035 þ(k)		8,180	3,409
3.625% due 07/09/2046 þ		115	52
4.250% due 01/09/2038 þ		1,326	617
Argentina Treasury Bond BONCER
0.000% due 06/30/2025 (g)	ARS	90,715	126
4.000% due 10/14/2024		163,929	189
Dominican Republic Central Bank Notes
13.000% due 12/05/2025	DOP	91,200	1,600
13.000% due 01/30/2026		125,400	2,207
Dominican Republic International Bond 11.250% due 09/15/2035		87,600	1,608
Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$400	206
6.375% due 02/11/2027 ^(d)		200	103
7.875% due 02/11/2035 ^(d)		600	309
8.750% due 03/11/2061 ^(d)		200	103
Israel Government International Bond
5.375% due 03/12/2029		800	802
5.500% due 03/12/2034		800	794
5.750% due 03/12/2054		800	767

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

Provincia de Buenos Aires 106.588% due 04/12/2025	ARS	14,765	14
Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	55	58
3.900% due 01/30/2033		122	139
4.000% due 01/30/2037		96	108
4.200% due 01/30/2042		119	136
Romania Government International Bond
5.500% due 09/18/2028		1,100	1,225
6.375% due 09/18/2033		1,100	1,272
Ukraine Government International Bond 4.375% due 01/27/2032		1,471	429
Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$34	5
9.250% due 09/15/2027 ^(d)		452	82

Total Sovereign Issues (Cost $28,108)			24,994

		SHARES
COMMON STOCKS 11.2%
COMMUNICATION SERVICES 0.3%
Clear Channel Outdoor Holdings, Inc. (e)		754,306	1,245
iHeartMedia, Inc. 'A' (e)		178,528	373
iHeartMedia, Inc. 'B' «(e)		138,545	261
Promotora de Informaciones SA 'A' (e)		282,619	107

			1,986

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(e)(i)		27,368,642	0

ENERGY 0.0%
Axis Energy Services 'A' «(i)		6,207	184

FINANCIALS 1.4%
Banca Monte dei Paschi di Siena SpA (e)		886,500	4,017
Intelsat Emergence SA «(i)		222,366	6,096

			10,113

HEALTH CARE 4.1%
Amsurg Equity «(e)(i)		603,876	29,867

INDUSTRIALS 3.0%
Drillco Holding Lux SA «(e)(i)		170,549	4,114
Forsea Holding SA «(e)		70,121	1,692
Neiman Marcus Group Ltd. LLC «(e)(i)		90,604	13,259
Syniverse Holdings, Inc. «(i)		2,634,016	2,428
Voyager Aviation Holdings LLC «(e)		1,009	0
Westmoreland Mining Holdings «(e)(i)		87,552	263
Westmoreland Mining LLC «(e)(i)		88,323	232

			21,988

UTILITIES 2.4%
West Marine New «(e)(i)		3,250	34
Windstream Units «(e)		537,548	16,974

			17,008

Total Common Stocks (Cost $70,104)			81,146

RIGHTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Promotora de Informaciones SA		282,619	1

Total Rights (Cost $0)			1

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		250	0

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

Total Warrants (Cost $8,992)			0

PREFERRED SECURITIES 3.6%
BANKING & FINANCE 3.6%
AGFC Capital Trust 7.326% (US0003M + 1.750%) due 01/15/2067 ~(k)		27,410,000	15,819
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(h)		70,000	64
Compeer Financial ACA 4.875% due 08/15/2026 •(h)		2,100,000	2,005
OCP CLO Ltd. 0.000% due 04/26/2036 ~		8,700	4,454
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(h)		3,335,475	3,818
SVB Financial Group
4.000% due 05/15/2026 ^(d)(h)		200,000	3
4.250% due 11/15/2026 ^(d)(h)		100,000	2
4.700% due 11/15/2031 ^(d)(h)		188,000	3

			26,168

INDUSTRIALS 0.0%
Voyager Aviation Holdings LLC 9.500% «		6,055	0

Total Preferred Securities (Cost $26,683)			26,168

REAL ESTATE INVESTMENT TRUSTS 0.5%
REAL ESTATE 0.5%
Uniti Group, Inc.		193,839	1,144
VICI Properties, Inc.		95,221	2,836

Total Real Estate Investment Trusts (Cost $1,513)			3,980

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 1.7%
REPURCHASE AGREEMENTS (j) 1.7%			12,016

SHORT-TERM NOTES 0.0%
Argentina Treasury Bond BONCER 3.750% due 05/20/2024	ARS	124,858	130

U.S. TREASURY BILLS 0.0%
5.361% due 05/02/2024 - 06/06/2024 (f)(g)		$283	282

Total Short-Term Instruments (Cost $12,428)			12,428

Total Investments in Securities (Cost $924,111)			801,951

		SHARES
INVESTMENTS IN AFFILIATES 14.6%
SHORT-TERM INSTRUMENTS 14.6%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.6%
PIMCO Short-Term Floating NAV Portfolio III		10,929,774	106,314

Total Short-Term Instruments (Cost $106,303)			106,314

Total Investments in Affiliates (Cost $106,303)			106,314

Total Investments 124.8% (Cost $1,030,414)			$908,265
Financial Derivative Instruments (l)(m) 0.1%(Cost or Premiums, net $45,889)			592
Auction-Rate Preferred Shares (6.0)%			43,525
Other Assets and Liabilities, net (30.9)%			(224,557)

Net Assets Applicable to Common Shareholders 100.0%			$727,825

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Amsurg Equity	11/02/2023 - 11/06/2023	$25,233	$29,867	4.10%
Axis Energy Services 'A'	07/01/2021	91	184	0.03
Drillco Holding Lux SA	06/08/2023	3,411	4,114	0.57
Intelsat Emergence SA	06/08/2023	15,920	6,096	0.84
Neiman Marcus Group Ltd. LLC	06/19/2017 - 02/23/2024	2,918	13,259	1.82
Steinhoff International Holdings NV	09/25/2020	0	0	0.00
Syniverse Holdings, Inc.	06/30/2023 - 10/30/2023	2,590	2,428	0.33
West Marine New	05/12/2022 - 11/30/2023	46	34	0.00
Westmoreland Mining Holdings	09/12/2023	2,141	263	0.04
Westmoreland Mining LLC	07/11/2016 - 10/19/2016	585	232	0.03

$52,935	$56,477	7.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	5.430%	03/28/2024	04/01/2024	$8,500	U.S. Treasury Notes 0.500% due 04/30/2027	$(8,680)	$8,500	$8,505
FICC	2.600	03/28/2024	04/01/2024	3,516	U.S. Treasury Notes 5.000% due 09/30/2025	(3,586)	3,516	3,517

Total Repurchase Agreements	$(12,266)	$12,016	$12,022

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BMO	5.680%	03/21/2024	05/20/2024	$(2,573)	$(2,577)
BPS	4.320	03/22/2024	06/24/2024	EUR	(3,080)	(3,327)
BRC	4.750	03/25/2024	TBD(3)	$(1,169)	(1,170)
BYR	6.030	03/04/2024	05/20/2024	(3,149)	(3,163)
CDC	5.720	01/24/2024	04/23/2024	(939)	(949)
5.890	01/24/2024	04/23/2024	(2,067)	(2,090)
5.930	02/26/2024	04/02/2024	(974)	(980)
5.980	03/12/2024	07/10/2024	(13,124)	(13,167)
5.980	03/19/2024	07/18/2024	(18,735)	(18,775)

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

5.980	03/25/2024	07/10/2024	(464)	(465)
5.980	03/28/2024	07/26/2024	(2,117)	(2,118)
DEU	5.830	03/14/2024	06/12/2024	(22,409)	(22,474)
5.830	03/22/2024	06/12/2024	(897)	(898)
IND	5.910	03/18/2024	06/13/2024	(567)	(569)
RCY	5.830	03/18/2024	04/17/2024	(1,063)	(1,065)
SGY	5.750	03/19/2024	04/08/2024	(3,151)	(3,158)
SOG	5.720	01/29/2024	04/29/2024	(1,454)	(1,469)
5.850	01/19/2024	04/16/2024	(2,964)	(2,999)
5.850	03/19/2024	04/16/2024	(6,011)	(6,024)
5.870	03/25/2024	04/03/2024	(6,342)	(6,349)
5.910	10/10/2023	04/10/2024	(1,001)	(1,030)
6.050	10/19/2023	04/10/2024	(1,382)	(1,420)
6.050	12/01/2023	04/10/2024	(2,520)	(2,572)
6.050	01/24/2024	04/10/2024	(5,763)	(5,828)
6.050	02/08/2024	04/10/2024	(7,613)	(7,681)
6.100	10/11/2023	04/11/2024	(3,117)	(3,208)
6.100	10/12/2023	04/12/2024	(5,173)	(5,324)
6.100	01/19/2024	04/11/2024	(1,312)	(1,328)
6.100	01/24/2024	04/11/2024	(595)	(602)
6.100	01/24/2024	04/12/2024	(600)	(607)
TDM	5.580	02/20/2024	04/22/2024	(4,483)	(4,512)
UBS	4.252	03/06/2024	06/06/2024	EUR	(2,627)	(2,843)
5.850	02/26/2024	05/24/2024	$(1,202)	(1,209)
WFS	5.780	01/09/2024	04/08/2024	(6,389)	(6,475)

Total Reverse Repurchase Agreements	$(138,425)

(k)	Securities with an aggregate market value of $160,014 have been pledged as collateral under the terms of master agreements as of March 31, 2024.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2024 was $(114,621) at a weighted average interest rate of 5.817%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay(1)	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	40,800	$696	$179	$875	$116	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2032	13,400	1,297	2,606	3,903	0	(44)
Receive	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	6,900	768	318	1,086	0	(27)
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	2,700	(7)	1,830	1,823	0	(17)
Receive	1-Day USD-SOFR Compounded-OIS	0.250	Semi-Annual	06/16/2024	$14,250	13	177	190	9	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2024	1,900	(8)	7	(1)	1	0
Receive	1-Day USD-SOFR Compounded-OIS	0.400	Semi-Annual	12/18/2024	72,000	(99)	2,746	2,647	59	0
Receive	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	27,200	(2)	763	761	15	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024	370,800	(16,297)	4,227	(12,070)	0	(230)
Receive	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	13,700	1	387	388	9	0
Receive	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	2,200	1	102	103	3	0
Receive	1-Day USD-SOFR Compounded-OIS	0.850	Semi-Annual	02/01/2027	43,700	253	4,399	4,652	103	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027	112,200	(2,687)	(8,857)	(11,544)	0	(209)
Pay	1-Day USD-SOFR Compounded-OIS	3.250	Annual	06/21/2028	23,400	(313)	(818)	(1,131)	0	(41)
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028	27,135	(8)	3,312	3,304	50	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028	89,500	784	(2,215)	(1,431)	0	(148)
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029	79,200	1,112	(5,236)	(4,124)	0	(144)
Receive(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	31,000	(587)	791	204	47	0

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029	53,300	(5,501)	(265)	(5,766)	0	(96)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030	127	0	23	23	0	0
Receive	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031	7,300	427	1,120	1,547	11	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	02/09/2032	139,800	492	26,548	27,040	178	0
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032	87,000	4,224	14,531	18,755	113	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	59,500	2,570	7,946	10,516	76	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Semi-Annual	06/19/2044	395,600	59,600	(87,686)	(28,086)	977	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050	35,600	(247)	11,984	11,737	0	(46)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050	55,100	(135)	20,543	20,408	0	(71)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050	42,480	(165)	14,959	14,794	0	(55)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	12/15/2051	29,200	2,061	(11,607)	(9,546)	40	0
Receive	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	02/01/2052	223,450	(4,208)	90,635	86,427	0	(672)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Annual	06/21/2053	9,700	916	806	1,722	0	(19)
Receive	6-Month EUR-EURIBOR	0.270	Annual	09/11/2024	EUR	25,600	4	477	481	11	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	65,500	66	(6,778)	(6,712)	151	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	24,100	(1,059)	4,946	3,887	0	(77)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	3,200	290	316	606	0	(13)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049	18,200	76	4,113	4,189	0	(165)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050	7,700	1,317	(4,377)	(3,060)	65	0
Receive(1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	26,400	424	1,093	1,517	0	(44)

Total Swap Agreements	$46,069	$94,045	$140,114	$2,034	$(2,118)

Cash of $12,422 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2024.
(1)	This instrument has a forward starting effective date.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2024	$367	EUR	339	$0	$(1)
BPS	04/2024	GBP	15,351	$19,487	112	0
04/2024	$6,239	EUR	5,726	0	(62)
DUB	04/2024	EUR	71,660	$77,888	578	0
05/2024	1,033	1,120	4	0
GLM	05/2024	DOP	279,373	4,707	3	(4)
06/2024	42,646	715	0	(3)
JPM	04/2024	EUR	441	479	3	0
04/2024	$745	EUR	680	0	(11)
MBC	04/2024	EUR	1,033	$1,118	4	0
04/2024	$872	CAD	1,182	1	0
04/2024	2,345	EUR	2,142	0	(34)
04/2024	19,389	GBP	15,351	0	(14)
05/2024	CAD	1,182	$872	0	(1)
05/2024	GBP	15,351	19,393	14	0
MYI	04/2024	CAD	1,187	874	0	(2)
04/2024	$68,410	EUR	63,214	0	(212)
05/2024	EUR	63,214	$68,493	216	0
SCX	05/2024	$1,544	EUR	1,424	0	(6)

Total Forward Foreign Currency Contracts	$935	$(350)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2024(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.055%	$3,300	$0	$220	$220	$0
JPM	Banca Monte Dei Paschi Di	5.000	Quarterly	06/20/2025	1.068	EUR	200	(4)	15	11	0

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

MYC	Petroleos Mexicanos	1.000	Quarterly	12/20/2028	5.083	$900	(176)	36	0	(140)

Total Swap Agreements	$(180)	$271	$231	$(140)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2024

Investments in Securities, at Value
Loan Participations and Assignments	$0	$139,927	$28,237	$168,164
Corporate Bonds & Notes
Banking & Finance	0	80,355	1,628	81,983
Industrials	0	175,749	0	175,749
Utilities	0	22,362	0	22,362
Convertible Bonds & Notes
Industrials	0	3,200	0	3,200
Municipal Bonds & Notes
District of Columbia	0	10,773	0	10,773
Michigan	0	1,824	0	1,824
Puerto Rico	0	11,681	0	11,681
Texas	0	8,225	0	8,225
West Virginia	0	6,138	0	6,138
U.S. Government Agencies	0	6,114	8,097	14,211
Non-Agency Mortgage-Backed Securities	0	92,351	85	92,436
Asset-Backed Securities	0	54,493	1,995	56,488
Sovereign Issues	0	24,994	0	24,994
Common Stocks
Communication Services	1,725	0	261	1,986
Energy	0	0	184	184
Financials	4,017	0	6,096	10,113
Health Care	0	0	29,867	29,867
Industrials	0	0	21,988	21,988
Utilities	0	0	17,008	17,008
Rights
Consumer Discretionary	1	0	0	1
Preferred Securities
Banking & Finance	0	26,168	0	26,168
Real Estate Investment Trusts
Real Estate	3,980	0	0	3,980
Short-Term Instruments
Repurchase Agreements	0	12,016	0	12,016
Short-Term Notes	0	130	0	130
U.S. Treasury Bills	0	282	0	282

$9,723	$676,782	$115,446	$801,951
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$106,314	$0	$0	$106,314

Total Investments	$116,037	$676,782	$115,446	$908,265

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,034	0	2,034
Over the counter	0	946	220	1,166

$0	$2,980	$220	$3,200
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,118)	0	(2,118)
Over the counter	0	(490)	0	(490)

$0	$(2,608)	$0	$(2,608)

Total Financial Derivative Instruments	$0	$372	$220	$592

Totals	$116,037	$677,154	$115,666	$908,857

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2024:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases (1)	Net Sales/Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$49,954	$24,375	$(35,204)	$1,666	$(6,225)	$3,912	$399	$(10,640)	$28,237	$741
Corporate Bonds & Notes
Banking & Finance	0	900	0	0	0	2	726	0	1,628	2
Utilities(3)	2,651	0	0	17	0	155	0	(2,823)	0	0
U.S. Government Agencies	7,605	0	(142)	25	47	562	0	0	8,097	549
Non-Agency Mortgage-Backed Securities	98	0	(13)	1	2	(3)	0	0	85	(2)
Asset-Backed Securities	3,905	4,835	0	57	0	(465)	0	(6,337)	1,995	(1,606)
Common Stocks
Communication Services	454	0	0	0	0	(193)	0	0	261	(193)
Energy	186	0	0	0	0	(2)	0	0	184	(2)
Financials	5,103	0	0	0	0	993	0	0	6,096	982
Health Care	0	25,233	0	0	0	4,634	0	0	29,867	4,634
Industrials	22,347	155	0	0	0	(514)	0	0	21,988	186
Utilities	0	4,502	0	0	0	12,506	0	0	17,008	12,506
Rights
Industrials	110	0	(215)	0	216	(111)	0	0	0	0
Warrants
Industrials	169	0	(223)	0	222	(168)	0	0	0	0
Information Technology	8,230	0	(4,455)	0	0	(3,775)	0	0	0	0
Preferred Securities
Industrials	1,460	0	0	0	0	(1,460)	0	0	0	(1,460)

	$102,272	$60,000	$(40,252)	$1,766	$(5,738)	$16,073	$1,125	$(19,800)	$115,446	$16,337
Financial Derivative Instruments- Assets
Over the counter	$142	$0	$0	$0	$0	$78	$0	$0	$220	$80

Totals	$102,414	$60,000	$(40,252)	$1,766	$(5,738)	$16,151	$1,125	$(19,800)	$115,666	$16,417

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
								(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 03/31/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$10,948	Comparable Companies			EBITDA Multiple		X	14.000	—
		7,381	Discounted Cash Flow			Discount Rate			17.010 - 26.480	17.010
		9,509	Recent Transaction			Purchase Price			100.000	—
		399	Reference Instrument						1.750	—
Corporate Bonds & Notes
Banking & Finance		726	Expected Recovery			Recovery Rate			17.490	—
		902	Proxy pricing			Base Price			100.069	—
U.S. Government Agencies		8,097	Discounted Cash Flow			Discount Rate			12.100	—
Non-Agency Mortgage-Backed Securities		85	Fair Valuation of Odd Lot Positions			Adjustment Factor			2.500	—
Asset-Backed Securities		1,995	Discounted Cash Flow			Discount Rate			12.000 - 20.000	13.704
Common Stocks
Communication Services		261	Reference instrument			Stock Price w/Liquidity Discount			10.000	—
Energy		184	Comparable Companies			EBITDA Multiple		X	4.000	—
Financials		6,096	Comparable Companies			EBITDA Multiple		X	4.000	—
Health Care		29,867	Comparable Companies			EBITDA Multiple		X	14.000	—
Industrials		13,259	Comparable Companies/Discounted Cash Flow			Revenue multiple/EBITDA multiple/ Discount Rate		X/X /%	0.560/7.180/10.000	—
		2,428	Discounted Cash Flow			Discount Rate			15.380	—
		6,301	Indicative Market Quotation			Broker Quote			$2.625 - 24.125	22.453
Utilities		16,974	Comparable Companies			EBITDA Multiple		X	6.100	—
		34	Discounted Cash Flow/Comparable Companies			Discount Rate/Revenue multiple		%/ X	19.250/0.550	—
Financial Derivative Instruments- Assets
Over the counter		220	Indicative Market Quotation			Broker Quote			5.510	—

Total		$115,666

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

Schedule of Investments PIMCO High Income Fund (Cont.)	March 31, 2024 (Unaudited)

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Sector type updated from Banking & Finance to Utilities since prior fiscal year end.
(4)	Sector type updated from Financials to Industrials since prior fiscal year end.

<

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Notes to Financial Statements (Cont.)

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$197,003	$(90,700)	$0	$11	$106,314	$1,546	$1

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

<

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BMO	BMO Capital Markets Corporation	FICC	Fixed Income Clearing Corporation	RCY	Royal Bank of Canada
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, NY
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC
CDC	Natixis Securities Americas LLC	MYC	Morgan Stanley Capital Services LLC	UBS	UBS Securities LLC
DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC	WFS	Wells Fargo Securities, LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
ARS	Argentine Peso	DOP	Dominican Peso	PEN	Peruvian New Sol
BRL	Brazilian Real	EUR	Euro	USD (or $)	United States Dollar
CAD	Canadian Dollar	GBP	British Pound

Index/Spread Abbreviations:
CDOR03	3 month CDN Swap Rate	LIBOR06M	6 Month USD-LIBOR	TSFR1M	Term SOFR 1-Month
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	TSFR03M	Term SOFR 3-Month
LIBOR03M	3 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate	US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ABS	Asset-Backed Security	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	PIK	Payment-in-Kind
CDO	Collateralized Debt Obligation	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
DAC	Designated Activity Company	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding